CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement  on  Form  S-3 of our  report  dated  June  9,  2004  relating  to the consolidated financial statements, which appears in Access Integrated Technologies, Inc.'s Annual Report on Form 10-KSB for the year ended March 31, 2004. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Florham Park, New Jersey
March 11, 2005